UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2006

EUGENE SCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50601	33-0827004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, LG Palace Building, 165-8 Donggyo-Dong, Mapo-Gu, Seoul, Korea	00000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 82-2-338-6283

16-7 Smjung-dong, Ojung-gu, Bucheon, Kyonggi-do, Korea
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 29, 2006, Eugene Science, Inc. (“the Company”) engaged a new accounting firm, Kim and Lee Corporation, as its independent accountants to audit its financial statements. The Company’s Board of Directors recommended and approved the change of independent accountants. Accordingly, SF Partnership LLP, or SF Partnership, was dismissed on September 29, 2006. The decision to change accountants was determined by the Company’s Board of Directors to be in its best interests at the time.

From January 1, 2005 through the date of this Current Report on Form 8-K, there were no disagreements with SF Partnership on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of SF Partnership would have caused them to make reference to the matter in its reports on the Company’s financial statements.

SF Partnership's report on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 contained an explanatory paragraph indicating that there was substantial doubt as to its ability to continue as a going concern. Other than such statement, no report of SF Partnership on the Company’s financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. In addition, from January 1, 2005 through the date of this Current Report on Form 8-K, SF Partnership did not advise the Company with respect to any of the matters described in Item 304(a)(1)(iv) of Regulation S-B.

The Company provided SF Partnership with a copy of this disclosure and requested SF Partnership to furnish it with a letter addressed to the Commission stating whether SF Partnership agrees with the statements that the Company has made in this Current Report on Form 8-K. A copy of SF Partnership’s letter is attached as Exhibit 16.1.

During the period from January 1, 2005 to September 29, 2006, neither the Company, nor anyone acting on its behalf, consulted with Kim and Lee Corporation regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S−B.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter dated April 23, 2007 from SF Partnership LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUGENE SCIENCE, INC.

Date: April 23, 2007	/s/ Seung Kwon Noh
Seung Kwon Noh President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter dated April 23, 2007 from SF Partnership LLP to the Securities and Exchange Commission as to the statements regarding SF Partnership LLP included in this Current Report on Form 8−K.

EXHIBIT 16.1

April 23, 2007
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statement about our firm included under Item 4.01 of the Form 8-K dated April 23, 2007, with regards to the change in auditors for Eugene Science, Inc., and agree with the statements regarding our firm contained in the Form 8-K.